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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


   Date of Report (Date of earliest event reported)     September 20, 2002
                                                    ----------------------------


                             Cooper Industries, Ltd.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Bermuda
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                 (State or Other Jurisdiction of Incorporation)


       1-31330                                           98-0355628
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(Commission File Number)                       (IRS Employer Identification No.)


600 Travis, Suite 5800, Houston, Texas                      77002
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(Address of Principal Executive Offices)                  (Zip Code)


                                  713/209-8400
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


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Item 7.  Financial Statements and Exhibits.

         Exhibits
         --------

         99.1 Cooper Industries, Ltd. (the "Company") "Sales Trends" to be posted on the Company's website.

Item 9.  Regulation FD Disclosure.

Posting of  Sales Trends Information

On September 20, 2002, the Company will post on its website the "Sales Trends" information attached hereto as Exhibit 99.1.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           COOPER INDUSTRIES, LTD.
                                           (Registrant)



Date: September 20, 2002                   /s/ Diane K. Schumacher
                                           -------------------------------------
                                           Diane K. Schumacher
                                           Senior Vice President and
                                           General Counsel







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                                  EXHIBIT INDEX


Exhibit No.
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   99.1     Company "Sales Trends" to be posted on the Company's website.